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    As filed with the Securities and Exchange Commission on January 22, 2001


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                January 22, 2001

Commission File     Exact name of registrant as specified in its           State of             I.R.S. Employer
Number              charter, state of incorporation, address of            Incorporation        Identification Number
                    principal executive offices, and telephone number

1-15929             Progress Energy, Inc.                                  North Carolina       56-2155481
                    411 Fayetteville Street
                    Raleigh, North Carolina 27601-1748
                    Telephone:  (919) 546-6411



The address of the registrant has not changed since the last report.
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ITEM 9:  REGULATION FD DISCLOSURE

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

         On January 22, 2001, Progress Energy issued a press release. A copy of the press release is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

         Progress Energy regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

         This report, including the press release, regarding Progress Energy contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: governmental policies and regulatory actions (including those of the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Nuclear Regulatory Commission, the Department of Energy, the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, the North Carolina Utilities Commission, the Public Service Commission of South Carolina and the Florida Public Service Commission); general industry trends; operation of nuclear power facilities; availability of nuclear waste storage facilities; nuclear decommissioning costs; changes in the economy of areas served by Carolina Power & Light Company, North Carolina Natural Gas Company or Florida Progress Corporation; legislative and regulatory initiatives that impact the speed and degree of industry restructuring; ability to obtain adequate and timely rate recovery of costs, including potential stranded costs arising from industry restructuring; competition from other energy and gas suppliers; the success of Progress Energy's direct and indirect subsidiaries; weather conditions and catastrophic weather-related damage; market demand for energy; inflation; capital market conditions; failure of the potential benefits of Progress Energy's share exchange with Florida Progress Corporation to materialize; failure of the potential benefits of Carolina Power & Light's conversion to a holding company structure to materialize; factors affecting the synthetic fuel plants, including cash flows derived from the synthetic fuel plants, market acceptance of synthetic fuel, competition from competing products, impacts of environmental regulations on potential buyers of synthetic fuel, and income tax issues related to synthetic fuel tax credits; ability to access and utilize the gas expansion fund established by the North Carolina Utilities Commission; unanticipated changes in operating expenses and capital expenditures; and

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legal and administrative proceedings. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

         Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROGRESS ENERGY, INC.
                                        Registrant


                                        By:     /s/ Peter M. Scott III
                                             ---------------------------------
                                                 Peter M. Scott III
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date:  January 22, 2001

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                                Index to Exhibits





Exhibit No.                                Description

    99.1                                   Press Release, dated January 22, 2001



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